Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Contingent Liabilities
Note 33 - Contingent Liabilities

A.	Legal actions

The Group is involved in various lawsuits against it deriving from the ordinary course of business. The costs that may result from these lawsuits are only accrued for when it is more likely than not that a liability, resulting from past events, will be incurred and the amount of that liability can be quantified or estimated within a reasonable range. The amount of the provisions recorded in the financial statements is based on a case-by-case assessment of the risk level, while events that occur in the course of the litigation may require a reassessment of this risk. The Group’s assessment of risk is based both on the advice of its legal counsels and on the Group's estimate of the probable settlements amounts that are expected to be incurred, if such settlements will be agreed by both parties. The provision recorded in the financial statements in respect of all lawsuits against the Group amounted to ILS 59 million (see also Note 17, regarding Provisions).

Most of the lawsuits and the motions for approval of class certification that are filed against the Group are claims by end customers of the Group, primarily for arguments regarding unlawful charges, conduct in violation of law or license, or breach of agreements with the customers, while causing pecuniary and non-pecuniary damages to the customers (hereinafter: “Consumer Claims”). In addition, various legal proceedings have been brought against the Group by employees, subcontractors, suppliers, authorities and others, most for arguments of violation of law with respect to termination of employment and mandatory payments to employees, arguments for breach of contract, copyright infringement, patent infringement and mandatory payments to authorities (hereinafter: “Other Claims”).

Described hereunder are the outstanding lawsuits against the Group, classified into groups with similar characteristics. The amounts presented below are calculated based on the claims amounts as of the date of their submission to the Group:

Group of claims	Exposure amount	Exposure amount for claims without an estimate of chance of success	Total
Consumer Claims	1,829 *	80	1,909
Other Claims	10	-	10
Total	1,839	80	1,919

* Including claims against the Group and other defendants together in a total amount of approximately ILS 700 million, without the Group noting the separate claim amount, and two additional claims against the Group and other defendants, while the amount being claimed from the Group was estimated by the plaintiffs at ILS 6 million.

** Following the reporting period, In addition to the claims listed in the table, three claims and motions for approval as class actions were filed against the Group, totalling approximately NIS 238 million, at this preliminary stage their prospects of success cannot be estimated.

Following the reporting period, In addition to the claims listed in the table, six claims and motions for approval as class actions ended: Two claims and motions for approval as class actions against the Group in an amount estimated by the plaintiffs at approximately NIS 23 million, two claims and motions for approval as class actions against the Group for which no claim amount was noted, and two claims and motions for approval as class actions against the Group and additional defendants, for which not claim amount was noted.

Described hereunder the number of amount of the claims as at December 31, 2020, broken down by amount of the claim:

Claim amount	Number of claims	Total claims amount (ILS millions)
Up to ILS 100 million *	42	658
ILS 100-500 million	2	555
Unquantified claims	17	-
Against the Group and other defendants together without specifying the amount claimed from the Group	2	700
Against the Group and other defendants together, in which the amount claimed from the Group has been quantified	2	6
Unquantified claims against the Group and other defendants	7	-

* Including 26 claims filed against the Group by employees, subcontractors, suppliers, authorities and others as of December 31, 2020, with a total amount of approximately ILS 10 million.

Hereunder are details regarding claims and motions for approval of class certification against the Group, where the amount being claimed is ILS billion or more:

In March 2015, a claim and motion for approval of class certification was filed to the court against the Group, estimated by the plaintiffs at ILS 15 billion, if certified as class action, by two plaintiffs that are allegedly customers of the Company, for arguments whereby the Company unlawfully harmed the privacy of its customers. In February 2017, a settlement agreement was filed to the court and in March 2020 the settlement agreement was approved by the court. The settlement agreement did not have a material effect on the financial statements.

 B.        Liens and guarantees

1.
Liens: As part of issuance of the Series H to L debentures and the loan agreements which the Company entered into, the Company committed not to create liens on its assets, subject to certain exceptions.

2.	Guarantees: The Group has given bank guarantees as follows:

A.	To government institutions - ILS 112 million.
B.	To suppliers and others - ILS 141 million.